UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02608)

Exact name of registrant as specified in charter:	Putnam Money Market Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2009

Date of reporting period: October 1, 2008 — March 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDDXX

Putnam Money Market Fund

Semiannual Report 3|31|09

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Money Market
Fund

3|31|09

Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth	12
Expenses	13
Your fund’s management	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	22
Financial statements	23

Message from the Trustees

Dear Fellow Shareholder:

After 18 months of deep and painful losses, the stock market showed a glimmer of promise late in the first quarter. For the first 10 weeks of 2009, the S&P 500 Index fell by approximately 25%, before abruptly reversing course with just three weeks left in the quarter. Recent technical and valuation improvements also may augur well for the fixed-income market.

While the bottom of a bear market can only be identified in retrospect, we are encouraged by the upswing because it corresponds closely to historic turning points in the stock market. Notably, the upswing followed more aggressive government stimulus efforts and Federal Reserve action, as well as the kind of widespread sell-offs by investors that are often associated with market bottoms.

Under President and CEO Robert L. Reynolds, Putnam Investments has instituted several changes in order to position Putnam mutual funds for a market recovery. In April, Walter C. Donovan, a 25-year investment-industry veteran, joined Putnam as Chief Investment Officer. Mr. Donovan will lead a reinvigorated investment organization strengthened by the arrival during the past few months of several well-regarded senior portfolio managers, research analysts, and equity traders.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking accessibility and current income with relatively low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of their overall investment strategy. Putnam Money Market Fund can play a valuable role in many investors’ portfolios because it seeks to provide stability of principal and liquidity to meet short-term needs. In addition, the fund aims to provide investors with current income at short-term rates.

By investing in high-quality short-term money market instruments, the fund’s risk of losing principal is very low. Putnam Money Market Fund generally invests in securities that are rated by at least one nationally recognized rating service in its highest or second-highest categories.

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. As illustrated below, money market fund yields typically rise and fall along with short-term interest rates. Money market funds may not track rates exactly, however, as securities in these funds mature and are replaced with newer instruments earning the most current interest rates.

Whether you want to earmark money for planned near-term expenses or future investment opportunities, or just stow away cash for an unforeseen “rainy day,” Putnam Money Market Fund can be an attractive choice.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Types of money
market securities

Money market securities are issued by governments, government agencies, financial institutions, and established non-financial companies. Typically, such instruments have a remaining maturity of 13 months or less. Securities your fund invests in include:

Commercial paper Short-term unsecured loans issued by large corporations, typically for financing accounts receivable and inventories

Bank certificates of deposit Direct obligations of the issuing commercial bank or savings and loan association

Repurchase agreements (repos) Contracts in which one party sells a security to another party and agrees to buy it back later at a specified price; acts in economic terms as a secured loan

Government securities Direct short-term obligations of governments or government agencies; for example, U.S. Treasury bills

How the Fed influences interest rates

The Federal Reserve (the Fed) controls U.S. monetary policy by influencing the demand for and supply of balances that depository institutions hold on reserve. The Fed exercises this influence primarily by changing the federal funds rate, the interest banks charge each other for overnight loans needed to maintain reserve levels. Changes in the federal funds rate trigger events that affect other short-term interest rates, such as money market rates, foreign exchange rates, and long-term interest rates.

4	5

Performance snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Manager

Joanne Driscoll

Joanne, how did the fund perform for the period?

With historically low interest rates and a dearth of appropriate investments complicating our search for safe, attractive income, the fund rose 0.76% for the six months ended March 31, 2009 —surpassing the 0.43% average return for its Lipper category. In addition, we were able to minimize the impact of the market volatility and maintain the fund’s $1.00 net asset value (NAV) by maintaining our rigorous standards and selecting only the highest-quality money market investments.

As an additional safeguard, the Board of Trustees of the Putnam Funds authorized our fund, along with all other Putnam money market funds, to take part in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. The program, which covers the amount that shareholders had invested in the fund at the close of business on September 19, 2008, and continues through September 18, 2009, essentially provides a guarantee to shareholders of the fund’s $1.00 NAV if the value should fall below $0.995. [See In the News on page 10 for more details.]

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/09. See page 6 and pages 12-13 for additional fund performance information. Index descriptions can be found on page 16.

How did the volatility in the financial markets and the federal government’s response affect the fund’s strategy?

The liquidity crisis brought on by the demise of the housing and the subprime mortgage markets in 2008 ultimately transformed an economic downturn into a deep global recession. The fourth quarter of 2008 was particularly difficult with the lack of liquidity in short-term markets making it problematic for commercial banks and investment firms to conduct business. Furthermore, given the altered financial landscape and the fact that many of the traditional Wall Street firms no longer existed, there were fewer dealers to buy and sell securities. This made it more challenging to find money-market securities that met Putnam’s strict guidelines.

The U.S Treasury and the Federal Reserve [the Fed] introduced several government programs last fall to ease the liquidity crunch and restore confidence in the money market sector. Two of these programs were particularly effective in helping short-term markets function more efficiently. The Asset-Backed Commercial Paper [ABCP] Money Market Mutual Fund Liquidity Facility restored liquidity to the ABCP markets and helped money market funds meet requests for redemptions. The Commercial Paper Funding Facility [CPFF] was launched to help

Performance comparisons As of 3/31/09

	Current yield†

Regular savings account	0.20%

Average taxable money market fund compound 7-day yield	0.21

Average 3-month certificate of deposit	1.07

	With expense	Without expense
Putnam Money Market Fund (7-day yield)	limitation*	limitation

Class A	0.44%	0.44%

Class B	0.05	–0.06

Class C	0.05	–0.06

Class M	0.29	0.29

Class R	0.05	–0.06

Class T	0.19	0.19

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on regular savings and on bank certificates of deposits (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return and are generally insured by the Federal Deposit Insurance Company (FDIC) up to $250,000. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

* During the period, this fund may have limited expenses, without which yields would have been lower as is shown.

† Sources: Bank of America (regular savings account), iMoneyNet (average taxable first tier retail money market fund compound 7-day yield), and Federal Reserve Board of Governors (3-month CDs).

companies finance their commercial paper, which was struggling due to the inability of financially strapped companies to attract investors to buy their commercial paper. Both programs have been extended through October 2009.

Given the risks associated with the banking sector, I thought it would be prudent to trim the fund’s exposure to securities issued by banking institutions and increase its exposure to a new class of bank securities — government-guaranteed bank bonds. As their name suggests, these money-market-eligible securities are issued by large banking institutions but are backed by the federal government. FDIC Guaranteed Bank of America notes and FDIC Guaranteed Citigroup notes are two examples of the new issues that were added to the portfolio during the period.

How did these factors influence the fund’s yield?

Given the overall flight to quality in the financial markets during the period, credit spreads between higher- and lower-quality money market securities widened dramatically. This meant that yields on the highest-quality securities that the fund invests in have declined drastically in response to the heightened demand. In addition, the Fed’s aggressive easing of short-term interest rates to promote greater liquidity and stimulate economic growth further depressed yields. The benchmark federal funds rate was reduced three times during the final quarter of 2008,

Portfolio composition comparison

This chart shows how the fund’s top 5 weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

* Excludes asset-backed securities.

from 1.50% to a target range of 0.00% to 0.25%. As a result, the fund’s 7-day yield fell from 2.41% at the end of the prior fiscal year on September 30, 2008, to 0.44% by March 31, 2009.

Typically, in a declining interest-rate environment, my strategy would be to extend the fund’s weighted average days to maturity [WAM] to lock in the highest level of income for as long as possible by purchasing fixed-rate paper with longer maturity horizons. However, given the extreme volatility and lack of liquidity and safe investment options throughout the reporting period, I kept the portfolio’s WAM shorter than would be the case in a declining interest-rate environment.

IN  THE  NEWS

Deteriorating market conditions and investor fears about the stability of money market funds prompted the U.S.Treasury Department to create theTemporary Guarantee Program for Money Market Funds. Designed to stop the run on healthy, solvent money market funds, this program provides coverage to shareholders for amounts held in participating money market funds at the close of business on September 19, 2008. Coverage will be triggered if a participating fund’s NAV falls below $0.995. On September 30, 2008, the Board ofTrustees of the Putnam Funds authorized the Putnam Funds’ participation in the Guarantee Program. Putnam Money Market Fund has maintained its $1.00 share price and continues to represent safe, high-quality investments. The U.S. Treasury has extended the program until September 18, 2009, and Putnam renewed its participation.

Putnam Money Market Fund is participating in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds through September 18, 2009. The Program covers the amount a shareholder held in the fund as of the close of business on September 19, 2008, or the amount a shareholder is holding if and when a guarantee event occurs, whichever amount is less. It does not cover any increase in the number of shares held after September 19, 2008. If a shareholder redeemed all shares in the account during the period, future investments will not be guaranteed.

Can you describe some of the holdings that exemplify your strategy?

Certainly. The fund’s investments in U.S. government-sponsored enterprises [GSEs] remain largely composed of the Federal National Mortgage Association [Fannie Mae], the Federal Home Loan Mortgage Corporation [Freddie Mac], the Federal Home Loan Bank, and the Federal Farm Credit. Fannie Mae and Freddie Mac remain public companies, even though about 80% of these companies are owned by the U.S. government following their conservatorship in September 2008.

By investing in the unsecured debt securities of these GSEs, the fund benefited from several features, including strong systemic support via the U.S. government, mortgage finance’s continuing central role in public policy, and access to existing and evolving liquidity and capital programs of the U.S. government. To the extent that these entities are simplified or more fully restructured in the coming years, U.S. government linkages may be modified and could warrant changes to Putnam’s approved list. The Federal Home Loan and Federal Farm Credit organizations are less likely to be separated from the U.S. government, given their manageable size and relatively good financial performance.

As I mentioned before, difficult global economic conditions have put significant pressure on large international banks, traditionally an important sector of investment for money market funds. Many banks have seen their creditworthiness weakened by losses stemming from holdings of depreciating securities and a sharp deterioration in the quality of their loan books. My current focus within this sector is primarily on banks that have demonstrated resiliency during the financial crisis, have low relative exposure to impaired real estate markets such as those in the United States, operate in stable domestic markets, and possess strong government support. Examples of these issuers include Commonwealth Bank of Australia, Westpac Banking Corp., Royal Bank of Canada, and Bank of Nova Scotia. Investments in JPMorgan Chase Bank and HSBC Bank have some exposure to problematic assets but, I believe, should benefit greatly from their well-diversified business profiles, strong earnings power, and the ability to tap government backing if necessary.

What is your outlook for the fund?

Amidst the uncertainty in the financial markets and the broader global economy, I will continue to maintain a conservative, high-quality focus and avoid distressed sectors of the money market universe. I will also be closely following the discussion among regulators, central bankers, and rating agencies to improve the functioning and regulation of the money market. These initiatives are designed to further strengthen safeguards of money market funds and should bode well for investors. An announcement from the Securities and Exchange Commission on the results of these discussions is due later this spring.

Joanne, thank you for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Your fund’s performance

This section shows your fund’s performance and distribution information for periods ended March 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/09

	Class A	Class B		Class C		Class M	Class R	Class T
(inception dates)	(10/1/76)	(4/27/92)		(2/1/99)		(12/8/94)	(1/21/03)	(12/31/01)

	NAV	NAV	CDSC	NAV	CDSC	NAV	NAV	NAV

Annual average
(life of fund)	6.05%	5.53%	5.53%	5.53%	5.53%	5.89%	5.52%	5.79%

10 years	37.06	30.38	30.38	30.42	30.42	35.05	30.61	33.73
Annual average	3.20	2.69	2.69	2.69	2.69	3.05	2.71	2.95

5 years	17.15	14.27	12.27	14.27	14.27	16.28	14.26	15.70
Annual average	3.22	2.70	2.34	2.70	2.70	3.06	2.70	2.96

3 years	11.97	10.31	7.31	10.31	10.31	11.47	10.31	11.13
Annual average	3.84	3.32	2.38	3.32	3.32	3.69	3.32	3.58

1 year	1.95	1.45	–3.55	1.45	0.45	1.80	1.45	1.70

6 months	0.76	0.52	–4.48	0.52	–0.48	0.69	0.52	0.64

Current yield
(end of period)*	NAV	NAV	CDSC	NAV	CDSC	NAV	NAV	NAV

Current 7-day yield
(with expense limitation)	0.44%	0.05%	—	0.05%	—	0.29%	0.05%	0.19%

Current 7-day yield
(without expense limitation)	0.44	–0.06	—	–0.06	—	0.29	–0.06	0.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carries an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R, and T shares generally have no CDSC. Performance for class B, C, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable CDSC and higher operating expenses for such shares.

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown.

Comparative Lipper returns For periods ended 3/31/09

Lipper Money Market Funds
category average*

Annual average (life of fund)	6.15%

10 years	32.04
Annual average	2.81

5 years	14.45
Annual average	2.73

3 years	10.27
Annual average	3.31

1 year	1.36

6 months	0.43

Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/09, there were 323, 321, 298, 280, 201, and 17 funds, respectively, in this Lipper category.

Fund distribution information For the six-month period ended 3/31/09

Distributions	Class A	Class B	Class C	Class M	Class R	Class T

Number	6	6	6	6	6	6

Income	$0.007609	$0.005191	$0.005189	$0.006878	$0.005190	$0.006381

Capital gains	—	—	—	—	—	—

Total	$0.007609	$0.005191	$0.005189	$0.006878	$0.005190	$0.006381

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund’s annual operating expenses For the fiscal year ended 9/30/08

	Class A	Class B	Class C	Class M	Class R	Class T

Total annual fund operating expenses	0.58%	1.08%	1.08%	0.73%	1.08%	0.83%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Money Market Fund from October 1, 2008, to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*	$2.80	$5.25	$5.25	$3.55	$5.25	$4.05

Ending value (after expenses)	$1,007.60	$1,005.20	$1,005.20	$1,006.90	$1,005.20	$1,006.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2009, use the following calculation method. To find the value of your investment on October 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*	$2.82	$5.29	$5.29	$3.58	$5.29	$4.08

Ending value (after expenses)	$1,022.14	$1,019.70	$1,019.70	$1,021.39	$1,019.70	$1,020.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class T

Your fund’s annualized
expense ratio	0.56%	1.05%	1.05%	0.71%	1.05%	0.81%

Average annualized expense
ratio for Lipper peer group*	0.55%	1.05%	1.05%	0.70%	1.05%	0.80%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/09.

Your fund’s management

In addition to Joanne Driscoll, your fund’s Portfolio Manager is Jonathan Topper.

Other Putnam funds managed by the Portfolio Managers

Joanne Driscoll is also a Portfolio Manager of Putnam Tax Exempt Money Market Fund.

Jonathan Topper is also a Portfolio Manager of Putnam Tax Exempt Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares generally are fund shares that have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class T shares are not subject to an initial sales charge or CDSC (except on certain redemptions of shares bought without an initial sales charge); however, they are subject to a 12b-1 fee.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and otherconsiderations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees and in the 48th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Money Market Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	12th

Three-year period	12th

Five-year period	13th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year, and five-year periods ended December 31, 2007, there were 330, 309, and 288 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Money Market Funds category for the one-year, five-year, and ten-year periods ended March 31, 2009, were 11%, 10%, and 13%, respectively. Over the one-year, five-year, and ten-year periods ended March 31, 2009, your fund ranked 35th out of 321, 27th out of 280, and 25th out of 201 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/09 (Unaudited)

ASSET-BACKED COMMERCIAL PAPER (32.7%)*	Yield	Maturity	Principal
	(%)	date	amount	Value

Alpine Securitization	0.500	4/20/09	$30,000,000	$29,992,083

Atlantic Asset Securitization Corp.	0.500	4/7/09	31,300,000	31,297,330

Barton Capital Corp.	0.501	4/22/09	31,000,000	30,990,958

Bryant Park Funding, LLC	0.470	4/15/09	15,300,000	15,297,204

Bryant Park Funding, LLC	0.470	4/6/09	23,000,000	22,998,499

CAFCO, LLC.	0.600	4/1/09	30,000,000	30,000,000

CRC Funding, LLC	0.570	4/1/09	35,000,000	35,000,000

Enterprise Funding Co., LLC	0.521	4/23/09	30,000,000	29,990,467

Gemini Securitization Corp., LLC	0.852	6/16/09	32,000,000	31,942,578

Gotham Funding Corp.	0.822	6/1/09	33,000,000	32,954,148

Gotham Funding Corp.	0.531	4/17/09	25,000,000	24,994,111

Govco, Inc.	1.511	6/17/09	31,000,000	30,900,542

Govco, Inc.	1.258	6/23/09	17,000,000	16,951,007

Govco, Inc.	1.005	6/16/09	15,000,000	14,968,333

LMA Americas, LLC	0.882	5/15/09	11,000,000	10,988,169

LMA Americas, LLC	0.761	6/22/09	20,500,000	20,464,512

LMA Americas, LLC	0.600	4/15/09	21,000,000	20,995,100

LMA Americas, LLC	0.550	4/29/09	9,000,000	8,996,150

Old Line Funding Corp.	0.571	5/14/09	40,000,000	39,972,767

Old Line Funding Corp.	0.500	5/20/09	22,000,000	21,985,028

Ranger Funding Co., LLC	0.570	4/8/09	31,100,000	31,096,553

Ranger Funding Co., LLC	0.551	5/19/09	22,017,000	22,000,854

Sheffield Receivables Corp.	0.852	4/2/09	27,000,000	26,999,363

Sheffield Receivables Corp.	0.500	5/19/09	15,575,000	15,564,617

Starbird Funding Corp.	1.304	4/7/09	21,000,000	20,995,450

Starbird Funding Corp.	1.103	4/24/09	17,000,000	16,988,053

Starbird Funding Corp.	0.952	4/21/09	23,000,000	22,987,861

Thunder Bay Funding, Inc.	0.601	6/12/09	7,237,000	7,228,316

Thunder Bay Funding, Inc.	0.400	4/29/09	26,813,000	26,804,658

Tulip Funding Corp.	1.002	5/20/09	25,800,000	25,764,883

Tulip Funding Corp.	0.620	4/15/09	31,000,000	30,992,526

Tulip Funding Corp.	0.300	4/8/09	5,100,000	5,099,703

Victory Receivables Corp.	0.651	4/15/09	31,000,000	30,992,164

Victory Receivables Corp.	0.450	4/7/09	31,750,000	31,747,619

Windmill Funding Corp.	0.651	5/27/09	20,000,000	19,979,778

Windmill Funding Corp.	0.551	4/7/09	18,000,000	17,998,350

Windmill Funding Corp.	0.501	4/6/09	26,000,000	25,998,194

Working Capital Management Co.	1.405	4/8/09	42,000,000	41,990,744

Working Capital Management Co.	1.052	4/9/09	14,503,000	14,499,616

Working Capital Management Co.	0.750	4/1/09	6,000,000	6,000,000

Yorktown Capital, LLC	0.752	4/3/09	30,000,000	29,998,750

Yorktown Capital, LLC	0.601	4/16/09	31,000,000	30,992,250

Total asset-backed commercial paper (cost $1,004,399,288)				$1,004,399,288

CORPORATE BONDS AND NOTES (28.5%)*	Yield	Maturity	Principal
	(%)	date	amount	Value

American Honda Finance Corp. 144A FRN Ser. MTN	1.400	8/26/09	$16,140,000	$16,140,000

American Honda Finance Corp. 144A FRN Ser. MTN	1.288	8/11/09	10,040,000	10,037,149

American Honda Finance Corp. 144A FRN Ser. MTN1	1.290	4/14/09	20,075,000	20,075,000

Australia & New Zealand Banking Group, Ltd. 144A
FRN (Australia)	1.491	7/2/09	20,075,000	20,075,000

Bank of America Corp. FDIC guaranteed notes FRN	1.186	2/5/10	33,650,000	33,650,000

Bank of America Corp. FDIC guaranteed notes FRN
Ser. BKNT	1.361	9/13/10	28,000,000	28,000,000

Bank of America NA sr. unsec. notes FRN Ser. BKNT	1.625	12/31/09	37,415,000	37,415,000

Bank of America NA sr. unsec. notes FRN Ser. BKNT	1.374	7/30/09	18,250,000	18,250,000

Bank of Nova Scotia 144A sr. unsec. notes FRN
Ser. MTN (Canada)	1.648	11/10/09	21,900,000	21,900,000

BP Capital Markets PLC company guaranty unsec.
notes FRN (United Kingdom) M	1.443	12/10/12	15,515,000	15,515,000

Citibank NA FDIC guaranteed notes FRN	1.282	9/30/10	19,924,000	19,924,000

Citigroup Funding, Inc. sr. unsec. FDIC guaranteed
notes FRN Ser. D	1.274	7/30/10	31,000,000	31,000,000

Commonwealth Bank of Australia 144A FRN
Ser. MTN (Australia)	1.434	8/3/09	20,075,000	20,075,000

Commonwealth Bank of Australia 144A FRN
Ser. MTN (Australia)	0.573	6/8/09	5,000,000	4,997,665

Commonwealth Bank of Australia 144A sr. unsec.
unsub. notes FRN Ser. MTN (Australia)	1.625	10/2/09	9,125,000	9,125,000

IBM International Group Capital, LLC 144A company
guaranty sr. notes FRN (International Business
Machines Corp. (Guarantee (GTD)))	1.470	9/25/09	21,045,000	21,045,000

ING Bank NV 144A FRN Ser. MTN (Netherlands)	1.496	7/24/09	18,250,000	18,250,000

ING Bank NV 144A sr. unsec. notes FRN Ser. MTN
(Netherlands)	1.670	6/15/09	20,715,000	20,715,000

ING USA Global Funding Trust FRN Ser. MTN1	1.749	10/19/09	20,020,000	20,020,000

International Bank for Reconstruction &
Development FRN Ser. GDIF (Supra-Nation)	1.186	2/8/10	31,000,000	30,999,324

International Bank for Reconstruction &
Development FRN Ser. GDIF (Supra-Nation)	1.124	2/1/10	31,000,000	31,000,000

Lloyds TSB Group PLC 144A sr. unsec.
unsub. bonds FRB Ser. EXTC (United Kingdom) M	1.541	8/7/13	22,815,000	22,815,000

MetLife Global Funding I 144A sr. unsub. notes FRN	1.668	8/7/09	31,940,000	31,940,000

MetLife Global Funding I 144A sr. unsub. notes FRN	1.635	4/13/09	19,620,000	19,620,000

Monumental Global Funding III 144A sr. unsec.
notes FRN	1.638	8/17/09	15,515,000	15,515,000

National Australia Bank, Ltd. 144A FRN (Australia)	1.507	10/6/09	16,425,000	16,425,000

Nordea Bank AB 144A FRN (Sweden)	1.509	9/24/09	21,685,000	21,685,000

Pacific Life Global Funding 144A sr. unsec.
notes FRN	1.511	9/9/09	16,425,000	16,425,000

Pricoa Global Funding I 144A sr. unsub. notes FRN
Ser. MTN	1.592	9/25/09	13,690,000	13,690,000

Pricoa Global Funding I 144A sr. unsub. notes FRN	1.521	9/11/09	26,465,000	26,465,000

Procter & Gamble Co. (The) sr. unsec. notes FRN
Ser. MTN	1.314	9/9/09	9,125,000	9,125,000

CORPORATE BONDS AND NOTES (28.5%)* cont.	Yield	Maturity	Principal
	(%)	date	amount	Value

Procter & Gamble International Funding SCA
company guaranty sr. unsec. notes FRN
Ser. MTN (Luxembourg)	1.486	2/8/10	$16,000,000	$16,000,000

Royal Bank of Canada 144A sr. unsec. notes FRN
(Canada) M	0.956	5/15/14	27,375,000	27,375,000

Royal Bank of Scotland PLC (The) 144A sr. unsec.
unsub. bank guaranteed notes FRN
(United Kingdom)	1.720	10/9/09	16,425,000	16,425,000

Societe Generale 144A sr. unsec. unsub. notes FRN
Ser. BKNT (France)	1.676	9/4/09	24,640,000	24,640,000

Svenska Handelsbanken AB 144A FRN (Sweden)	1.643	8/6/09	16,425,000	16,425,000

Svenska Handelsbanken AB 144A sr. unsec.
notes FRN (Sweden)	1.509	8/25/09	22,815,000	22,815,000

Toyota Motor Credit Corp. FRN Ser. MTN	0.566	6/19/09	15,670,000	15,670,000

Toyota Motor Credit Corp. sr. unsec. notes FRN
Ser. B	0.600	6/26/09	18,250,000	18,250,000

Wachovia Bank NA sr. unsec. notes FRN Ser. BKNT	1.845	8/4/09	28,290,000	28,290,000

Wells Fargo & Co. sr. unsec. notes FRN Ser. G	1.397	9/23/09	9,580,000	9,583,250

Wells Fargo Bank NA sr. unsec. notes FRN Ser. BKNT	0.673	5/28/09	20,020,000	20,020,000

Westpac Banking Corp./NY dep. notes FRN Ser. DPNT	1.460	8/14/09	18,250,000	18,250,000

Total corporate bonds and notes (cost $875,656,388)				$875,656,388

U.S. GOVERNMENT	Yield	Maturity	Principal
AGENCY OBLIGATIONS (20.4%)*	(%)	date	amount	Value

Fannie Mae sr. unsec. notes FRN	1.024	7/28/09	$20,990,000	$20,988,071

Fannie Mae unsec. notes FRN	1.269	10/27/09	39,785,000	39,785,000

Fannie Mae unsec. notes FRN	1.244	7/13/10	40,000,000	39,994,000

Fannie Mae unsec. notes FRN	1.167	2/12/10	19,620,000	19,616,802

Federal Farm Credit Bank FRB	0.691	8/10/10	15,800,000	15,800,000

Federal Farm Credit Bank FRB Ser. 2	0.663	4/27/10	27,800,000	27,796,978

Federal Home Loan Bank discount notes	0.350	5/20/09	14,500,000	14,493,092

Federal Home Loan Bank unsec. bonds	1.050	3/5/10	24,000,000	23,986,287

Federal Home Loan Bank unsec. bonds	0.950	4/1/10	31,350,000	31,350,000

Federal Home Loan Bank unsec. bonds FRB	1.211	2/19/10	19,435,000	19,427,776

Federal Home Loan Bank unsec. bonds FRB Ser. 1	1.051	5/13/09	27,375,000	27,375,000

Federal Home Loan Mortgage Corp. discount notes	1.259	6/24/09	31,940,000	31,846,842

Freddie Mac discount notes	0.622	9/30/09	27,000,000	26,915,370

Freddie Mac unsec. notes	2.170	11/12/09	24,180,000	24,180,000

Freddie Mac unsec. notes	1.300	3/19/10	21,000,000	21,000,000

Freddie Mac unsec. notes	1.150	12/23/09	32,000,000	32,000,000

Freddie Mac unsec. notes	1.050	2/4/10	30,000,000	30,000,000

Freddie Mac unsec. notes	1.000	1/15/10	25,000,000	25,000,000

Freddie Mac unsec. notes	0.890	12/30/09	31,000,000	31,000,000

Freddie Mac unsec. notes FRN	1.229	8/24/10	12,000,000	12,000,000

Freddie Mac unsec. notes FRN	1.193	9/24/10	24,600,000	24,592,620

Freddie Mac unsec. notes FRN	1.169	4/27/09	34,675,000	34,675,000

Freddie Mac unsec. notes FRN	1.060	7/14/10	31,000,000	31,000,000

Freddie Mac unsec. notes FRN	0.503	9/21/09	21,355,000	21,355,000

Total U.S. government agency obligations (cost $626,177,838)				$626,177,838

COMMERCIAL PAPER (8.4%)*	Yield	Maturity	Principal
	(%)	date	amount	Value

Australia & New Zealand Banking Group, Ltd.
144A (Australia)	3.253	10/2/09	$13,690,000	$13,690,000

BNP Paribas Finance, Inc.	0.641	5/18/09	16,600,000	16,586,130

Export Development Canada (Canada)	1.671	8/31/09	31,940,000	31,717,485

Export Development Canada (Canada)	1.511	6/1/09	19,710,000	19,659,904

ICICI Bank, Ltd. (Bank of America Corp. (LOC)) (India)	1.612	7/6/09	15,000,000	14,936,000

JPMorgan Chase Bank, NA	0.550	5/15/09	799,000	798,463

Roche Holdings, Inc.	0.300	5/22/09	9,000,000	8,996,175

Roche Holdings, Inc.	0.300	5/14/09	15,000,000	14,994,625

Roche Holdings, Inc.	0.250	4/30/09	8,000,000	7,998,389

SanPaolo IMI US Financial Co.	0.540	4/15/09	15,800,000	15,796,682

Shell International Finance B.V. (Netherlands)	1.660	4/8/09	31,940,000	31,929,753

Shell International Finance B.V. (Netherlands)	0.400	6/24/09	19,000,000	18,982,267

Societe Generale, NA	1.033	6/15/09	8,000,000	7,982,833

Westpac Banking Corp./NY	0.601	6/19/09	20,000,000	19,973,667

Yale University	0.500	5/8/09	35,000,000	34,982,014

Total commercial paper (cost $259,024,387)				$259,024,387

CERTIFICATES OF DEPOSIT (6.4%)*	Yield	Maturity	Principal
	(%)	date	amount	Value

BNP Paribas/New York, NY (France)	0.780	6/26/09	$15,700,000	$15,700,000

Deutsche Bank AG/New York, NY FRN (Germany)	1.457	7/21/09	31,940,000	31,940,000

HSBC Bank PLC (United Kingdom)	1.300	8/12/09	31,200,000	31,200,000

HSBC Bank PLC (United Kingdom)	0.870	5/29/09	28,000,000	28,000,450

Lloyds TSB Bank PLC/New York, NY	1.170	5/13/09	32,000,000	32,000,000

Svenska Handelsbanken/New York, NY FRN	1.580	7/13/09	27,375,000	27,375,000

US Bank NA/Minneapolis, MN	0.850	7/22/09	31,000,000	31,000,000

Total certificates of deposit (cost $197,215,450)				$197,215,450

REPURCHASE AGREEMENT (3.6%)*	Principal amount	Value

Interest in $145,000,000 joint tri-party repurchase
agreement dated March 31, 2009 with Deutsche
Bank Securities due April 1, 2009 — maturity value
of $111,211,772 for an effective yield of 0.25%
(collateralized by Fannie Mae securities with coupon
rates ranging from 5.00% to 5.50% and due dates
ranging from June 1, 2035 to August 1, 2037,
valued at $147,900,001)	$111,211,000	$111,211,000

Total repurchase agreement (cost $111,211,000)		$111,211,000

MUNICIPAL BONDS AND NOTES (1.9%)*	Yield	Maturity	Principal
	(%)	date	amount	Value

Colorado Housing and Finance Authority
VRDN (Single Family)
Ser. B-1 M	1.400	11/1/32	$9,305,000	$9,305,000
Ser. C-2, Class I M	1.400	11/1/35	19,650,000	19,650,000

Geisinger, Pennsylvania Authority Health System
VRDN (Geisinger Health System) M	0.300	11/15/32	7,600,000	7,600,000

Kansas State Development Finance Authority VRDN
(Sisters of Charity), Ser. D M	0.500	12/1/31	10,400,000	10,400,000

Missouri State Health and Educational Facility Authority
VRDN (Washington University (The))
Ser. A M	0.320	9/1/30	5,600,000	5,600,000
Ser. B M	0.320	9/1/30	4,600,000	4,600,000

Total municipal bonds and notes (cost $57,155,000)				$57,155,000

TOTAL INVESTMENTS

Total investments (cost $3,130,839,351)				$3,130,839,351

* Percentages indicated are based on net assets of $3,076,035,017.

M The security’s effective maturity date is less than one year.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Variable Rate Demand Notes (VRDN), Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at March 31, 2009.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at March 31, 2009 (as a percentage of Portfolio Value):
United States	80.4%	Sweden	1.9%

United Kingdom	3.6	France	1.3

Canada	3.2	Germany	1.0

Netherlands	2.9	Luxembourg	0.5

Australia	2.7	India	0.5

Supra-Nation	2.0	Total	100.0%

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of March 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$—	$—

Level 2	3,130,839,351	—

Level 3	—	—

Total	$3,130,839,351	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$3,130,839,351

Cash	937

Interest and other receivables	3,509,226

Receivable for shares of the fund sold	8,741,645

Total assets	3,143,091,159

LIABILITIES

Distributions payable to shareholders	44,395

Payable for investments purchased	52,249,703

Payable for shares of the fund repurchased	11,676,925

Payable for compensation of Manager (Note 2)	1,993,193

Payable for investor servicing fees (Note 2)	548,192

Payable for custodian fees (Note 2)	14,333

Payable for Trustee compensation and expenses (Note 2)	270,445

Payable for administrative services (Note 2)	14,000

Payable for distribution fees (Note 2)	89,487

Other accrued expenses	155,469

Total liabilities	67,056,142

Net assets	$3,076,035,017

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,075,926,247

Undistributed net investment income (Note 1)	1,253,528

Accumulated net realized loss on investments (Note 1)	(1,144,758)

Total — Representing net assets applicable to capital shares outstanding	$3,076,035,017

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per
class A share ($2,859,931,770 divided by 2,861,213,548 shares)	$1.00

Net asset value and offering price per class B share ($99,009,714 divided by 99,059,209 shares)*	$1.00

Net asset value and offering price per class C share ($32,648,471 divided by 32,664,836 shares)*	$1.00

Net asset value, offering price and redemption price per
class M share ($51,409,764 divided by 51,432,825 shares)	$1.00

Net asset value, offering price and redemption price per class R share
($9,742,464 divided by 9,747,248 shares)	$1.00

Net asset value, offering price and redemption price per class T share
($23,292,834 divided by 23,303,361 shares)	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/09 (Unaudited)

INVESTMENT INCOME

Interest	$36,105,249

EXPENSES

Compensation of Manager (Note 2)	4,942,996

Investor servicing fees (Note 2)	3,716,723

Custodian fees (Note 2)	18,285

Trustee compensation and expenses (Note 2)	78,902

Administrative services (Note 2)	63,827

Distribution fees — Class B (Note 2)	262,026

Distribution fees — Class C (Note 2)	83,505

Distribution fees — Class M (Note 2)	39,741

Distribution fees — Class R (Note 2)	19,131

Distribution fees — Class T (Note 2)	27,642

Money market fund guarantee program fees (Note 8)	707,533

Other	557,805

Fees waived and reimbursed by Manager (Note 2)	(929,735)

Total expenses	9,588,381

Expense reduction (Note 2)	(70,076)

Net expenses	9,518,305

Net investment income	26,586,944

Net realized loss on investments (including $284,550 in realized losses
from redemptions in kind) (Notes 1 and 3)	(280,125)

Net loss on investments	(280,125)

Net increase in net assets resulting from operations	$26,306,819

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/09*	Year ended 9/30/08

Operations:
Net investment income	$26,586,944	$116,488,159

Net realized loss on investments	(280,125)	(825,000)

Net increase in net assets resulting from operations	26,306,819	115,663,159

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(23,923,141)	(109,674,423)

Class B	(562,722)	(3,061,032)

Class C	(177,658)	(666,994)

Class M	(373,160)	(1,537,990)

Class R	(35,549)	(145,023)

Class T	(138,120)	(532,170)

From return of capital
Class A	—	(1,340,606)

Class B	—	(37,417)

Class C	—	(8,153)

Class M	—	(18,800)

Class R	—	(1,773)

Class T	—	(6,505)

Decrease from capital share transactions (Note 4)	(346,641,298)	(170,335,412)

Total decrease in net assets	(345,544,829)	(171,703,139)

NET ASSETS

Beginning of period	3,421,579,846	3,593,282,985

End of period (including undistributed net investment income of
$1,253,528 and distributions in excess of net investment income of
$123,066, respectively)	$3,076,035,017	$3,421,579,846

* Unaudited

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset value,		Net realized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss) on	investment	From net	From return	Total	value, end of	at net asset	end of period	to average net	to average
Period ended	of period	income (loss) [a]	investments	operations	investment income	of capital	distributions	period	value (%) [b]	(in thousands)	assets (%) [a,c]	net assets (%) [a]

Class A
March 31, 2009 **	$1.00	.0081	(.0001)	.0080	(.0076)	—	(.0076)	$1.00	.76 *	$2,859,932	.28 *	.83 *
September 30, 2008	1.00	.0327	(.0002)	.0325	(.0325)	(.0004)	(.0329)	1.00	3.35	3,212,674.56		3.28
September 30, 2007	1.00	.0486 [e]	— [f]	.0486	(.0489)	—	(.0489)	1.00	5.01	3,394,996.54		4.84 [e]
September 30, 2006	1.00	.0425 [g]	—	.0425	(.0425)	—	(.0425)	1.00	4.34	2,870,990	.50 [g]	4.26 [g]
September 30, 2005	1.00	.0226	—	.0226	(.0226)	—	(.0226)	1.00	2.29	3,087,756.53		2.21
September 30, 2004	1.00	.0068	—	.0068	(.0068)	—	(.0068)	1.00	.68	3,537,907.53		.70

Class B
March 31, 2009 **	$1.00	.0056 [d]	(.0001)	.0055	(.0052)	—	(.0052)	$1.00	.52 *	$99,010	.53 * [d]	.57 * [d]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	99,244	1.06	2.83
September 30, 2007	1.00	.0436 [e]	— [f]	.0436	(.0439)	—	(.0439)	1.00	4.49	117,474	1.04	4.34 [e]
September 30, 2006	1.00	.0375 [g]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	174,158	1.00 [g]	3.70 [g]
September 30, 2005	1.00	.0176	—	.0176	(.0176)	—	(.0176)	1.00	1.78	290,268	1.03	1.63
September 30, 2004	1.00	.0018	—	.0018	(.0018)	—	(.0018)	1.00	.18	520,456	1.03	.19

Class C
March 31, 2009 **	$1.00	.0056 [d]	(.0001)	.0055	(.0052)	—	(.0052)	$1.00	.52 *	$32,648	.53 * [d]	.57 * [d]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	30,609	1.06	2.66
September 30, 2007	1.00	.0436 [e]	— [f]	.0436	(.0439)	—	(.0439)	1.00	4.49	19,456	1.04	4.34 [e]
September 30, 2006	1.00	.0375 [g]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	15,723	1.00 [g]	3.71 [g]
September 30, 2005	1.00	.0176	—	.0176	(.0176)	—	(.0176)	1.00	1.78	33,259	1.03	1.64
September 30, 2004	1.00	.0018	—	.0018	(.0018)	—	(.0018)	1.00	.18	40,935	1.03	.21

Class M
March 31, 2009 **	$1.00	.0073	(.0001)	.0072	(.0069)	—	(.0069)	$1.00	.69 *	$51,410	.36 *	.74 *
September 30, 2008	1.00	.0312	(.0002)	.0310	(.0310)	(.0004)	(.0314)	1.00	3.19	53,452.71		3.07
September 30, 2007	1.00	.0471 [e]	— [f]	.0471	(.0474)	—	(.0474)	1.00	4.86	42,641.69		4.69 [e]
September 30, 2006	1.00	.0410 [g]	—	.0410	(.0410)	—	(.0410)	1.00	4.19	41,887	.65 [g]	4.11 [g]
September 30, 2005	1.00	.0211	—	.0211	(.0211)	—	(.0211)	1.00	2.13	44,682.68		2.05
September 30, 2004	1.00	.0053	—	.0053	(.0053)	—	(.0053)	1.00	.53	54,390.68		.55

Class R
March 31, 2009 **	$1.00	.0056 [d]	(.0001)	.0055	(.0052)	—	(.0052)	$1.00	.52 *	$9,742	.52 * [d]	.50 * [d]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	5,564	1.06	2.54
September 30, 2007	1.00	.0436 [e]	— [f]	.0436	(.0439)	—	(.0439)	1.00	4.49	3,974	1.04	4.32 [e]
September 30, 2006	1.00	.0375 [g]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	153,985	1.00 [g]	4.22 [g]
September 30, 2005	1.00	.0176	—	.0176	(.0176)	—	(.0176)	1.00	1.78	1,687	1.03	1.99
September 30, 2004	1.00	.0027	—	.0027	(.0027)	—	(.0027)	1.00	.27	131	1.03	.30

Class T
March 31, 2009 **	$1.00	.0068	(.0001)	.0067	(.0064)	—	(.0064)	$1.00	.64 *	$23,293	.41 *	.66 *
September 30, 2008	1.00	.0302	(.0002)	.0300	(.0300)	(.0004)	(.0304)	1.00	3.08	20,037.81		2.93
September 30, 2007	1.00	.0461 [e]	— [f]	.0461	(.0464)	—	(.0464)	1.00	4.75	14,743.79		4.59 [e]
September 30, 2006	1.00	.0400 [g]	—	.0400	(.0400)	—	(.0400)	1.00	4.08	9,507	.75 [g]	3.77 [g]
September 30, 2005	1.00	.0201	—	.0201	(.0201)	—	(.0201)	1.00	2.03	180,132.78		2.02
September 30, 2004	1.00	.0043	—	.0043	(.0043)	—	(.0043)	1.00	.43	124,394.78		.46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Reflects an involuntary contractual expense limitation in effect during the period. For the periods prior to March 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

March 31, 2009	0.03%

September 30, 2008	<0.01

September 30, 2007	<0.01

September 30, 2006	<0.01

September 30, 2005	<0.01

September 30, 2004	<0.01

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

March 31, 2009

Class A	N/A

Class B	0.01%

Class C	0.01

Class M	N/A

Class R	0.01

Class T	N/A

e Reflects a non-recurring reallocation of balance credits which amounted to $0.0003 per share and 0.03% of average net assets.

f Amount represents less than $0.0001 per share.

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.04% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Money Market Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide as high a rate of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital and maintenance of liquidity by investing in a diversified portfolio of high-quality short-term debt obligations. The fund may invest up to 100% of its assets in money market instruments from the banking, the personal credit and the business credit industries.

The fund offers class A, class B, class C, class M, class R and class T shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R and class T shares also are generally not subject to a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans and other Putnam funds. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge on certain redemptions. Class C shares have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are offered to qualified employee-benefit plans. The expenses for class A, class B, class C, class M, class R and class T shares may differ based on each class’ distribution fee, which is identified in Note 2.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2008, the fund had a capital loss carryover of $39,633 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on September 30, 2016.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2009 $825,000 of losses recognized during the period November 1, 2007 to September 30, 2008.

The aggregate identified cost on a financial reporting and tax basis is the same.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually.The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, 0.35% of the next $300 million, 0.325% of the next $500 million, 0.30% of the next $500 million, 0.275% of the next $2.5 billion, 0.25% of the next $2.5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended March 31, 2009, Putnam Management waived $922,037 of its management fee from the fund.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the period ended March 31, 2009, Putnam Management waived $7,698 of class specific distribution fees from the fund, which was comprised of the following amounts per class:

Distribution fee waived

Class A	$—

Class B	5,395

Class C	1,792

Class M	—

Class R	511

Class T	—

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended March 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2009, the fund’s expenses were reduced by $70,076 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,654, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.75%, 1.00%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15%, 0.50% and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively.

For the six months ended March 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $197,572 and $3,208, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A and class T shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the six months ended March 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A, class M or class T shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2009, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $23,145,277,199 and $23,437,907,404, respectively.

For the period ended March 31, 2009, the fund had redemptions in kind out of the fund totaling $289,226,399.

Note 4: Capital shares

At March 31, 2009, there was an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions in capital shares were as follows:

	Six months ended 3/31/09		Year ended 9/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	1,128,035,168	$1,128,035,168	2,327,374,564	$2,327,374,564

Shares issued in connection with	23,120,742	23,120,742	109,714,816	109,714,816
reinvestment of distributions

	1,151,155,910	1,151,155,910	2,437,089,380	2,437,089,380

Shares repurchased	(1,215,722,017)	(1,215,722,017)	(2,618,131,430)	(2,618,131,430)

Redemptions in kind	(289,226,399)	(289,226,399)	—	—

Net decrease	(353,792,506)	$(353,792,506)	(181,042,050)	$(181,042,050)

	Six months ended 3/31/09		Year ended 9/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	67,206,766	$67,206,766	123,241,576	$123,241,576

Shares issued in connection with	513,785	513,785	2,948,931	2,948,931
reinvestment of distributions

	67,720,551	67,720,551	126,190,507	126,190,507

Shares repurchased	(67,977,353)	(67,977,353)	(144,384,094)	(144,384,094)

Net decrease	(256,802)	$(256,802)	(18,193,587)	$(18,193,587)

	Six months ended 3/31/09		Year ended 9/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	25,092,162	$25,092,162	45,847,094	$45,847,094

Shares issued in connection with	160,087	160,087	632,762	632,762
reinvestment of distributions

	25,252,249	25,252,249	46,479,856	46,479,856

Shares repurchased	(23,219,130)	(23,219,130)	(35,310,142)	(35,310,142)

Net increase	2,033,119	$2,033,119	11,169,714	$11,169,714

	Six months ended 3/31/09		Year ended 9/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	24,931,502	$24,931,502	67,237,536	$67,237,536

Shares issued in connection with	358,027	358,027	1,566,354	1,566,354
reinvestment of distributions

	25,289,529	25,289,529	68,803,890	68,803,890

Shares repurchased	(27,346,151)	(27,346,151)	(57,968,491)	(57,968,491)

Net increase (decrease)	(2,056,622)	$(2,056,622)	10,835,399	$10,835,399

	Six months ended 3/31/09		Year ended 9/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	8,143,538	$8,143,538	8,104,422	$8,104,422

Shares issued in connection with	35,345	35,345	145,766	145,766
reinvestment of distributions

	8,178,883	8,178,883	8,250,188	8,250,188

Shares repurchased	(3,999,444)	(3,999,444)	(6,661,610)	(6,661,610)

Net increase	4,179,439	$4,179,439	1,588,578	$1,588,578

	Six months ended 3/31/09		Year ended 9/30/08

Class T	Shares	Amount	Shares	Amount

Shares sold	8,114,165	$8,114,165	15,422,421	$15,422,421

Shares issued in connection with	137,117	137,117	548,491	548,491
reinvestment of distributions

	8,251,282	8,251,282	15,970,912	15,970,912

Shares repurchased	(4,999,208)	(4,999,208)	(10,664,378)	(10,664,378)

Net increase	3,252,074	$3,252,074	5,306,534	$5,306,534

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In April 2009, FASB issued a new FASB Staff Position FSP FAS 157-4 which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on the fund’s financial statements.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Note 8: Money market fund
guarantee program

In April 2009, the Board of Trustees of the fund approved the continued participation by the fund in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”), as extended through September 18, 2009. Under the Program, which had been set to expire on April 30, 2009, if the fund’s market value per share drops below $0.995 on any day while the Program is in effect, and the fund is subsequently liquidated, shareholders of record on that date who also held shares in the fund on September 19, 2008 may be eligible to receive a payment from the U.S. Department of Treasury. The Program required the fund to pay the U.S. Department of Treasury a fee equal to 0.01% based on the number of shares outstanding as of September 19, 2008 and an additional 0.015% based on the number of shares outstanding as of September 19, 2008 for the Program extension through April 30, 2009. The Program extension through September 18, 2009 requires the fund to pay an additional 0.015% based on the number of shares outstanding as of September 19, 2008.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income
AMT-Free Municipal Fund‡
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	James P. Pappas
Putnam Investment	Robert L. Reynolds	Vice President
Management, LLC	Richard B. Worley
One Post Office Square		Francis J. McNamara, III
Boston, MA 02109	Officers	Vice President and
	Charles E. Haldeman, Jr.	Chief Legal Officer
Marketing Services	President
Putnam Retail Management		Robert R. Leveille
One Post Office Square	Charles E. Porter	Vice President and
Boston, MA 02109	Executive Vice President,	Chief Compliance Officer
Principal Executive Officer,
Custodian	Associate Treasurer and	Mark C. Trenchard
State Street Bank	Compliance Liaison	Vice President and
and Trust Company		BSA Compliance Officer
Jonathan S. Horwitz
Legal Counsel	Senior Vice President	Judith Cohen
Ropes & Gray LLP	and Treasurer	Vice President, Clerk
and Assistant Treasurer
Trustees	Steven D. Krichmar
John A. Hill, Chairman	Vice President and	Wanda M. McManus
Jameson A. Baxter,	Principal Financial Officer	Vice President, Senior Associate
Vice Chairman		Treasurer and Assistant Clerk
Ravi Akhoury	Janet C. Smith
Charles B. Curtis	Vice President, Principal	Nancy E. Florek
Robert J. Darretta	Accounting Officer and	Vice President, Assistant Clerk,
Myra R. Drucker	Assistant Treasurer	Assistant Treasurer and
Charles E. Haldeman, Jr.		Proxy Manager
Paul L. Joskow	Susan G. Malloy
Elizabeth T. Kennan	Vice President and
Kenneth R. Leibler	Assistant Treasurer
Robert E. Patterson
Beth S. Mazor
Vice President

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA039 256152 5/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Money Market Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 29, 2009